
                                                               EXHIBIT 21
                          OLD NATIONAL BANCORP
                     SUBSIDIARIES OF THE REGISTRANT
                         AS OF DECEMBER 31, 1997

                                           Jurisdiction of              Business Name
Name of Subsidiary                          Incorporation               of Subsidiary
------------------------------        ---------------------------    -----------------
Old National Bank in Evansville         United States of America     Old National Bank
   (Evansville, Indiana)

Merchants National Bank                 United States of America     Merchants National Bank
   of Terre Haute
   (Terre Haute, Indiana)

First Citizens Bank and                 Indiana                      First Citizens Bank and
   Trust Company                                                     Trust Company
   (Greencastle, Indiana)

Security Bank & Trust Co.               Indiana                      Security Bank & Trust Co.
   (Vincennes, Indiana)

Farmers Bank & Trust Co.                Kentucky                     Farmers Bank & Trust Co.
   (Madisonville, Kentucky)

The Peoples National Bank               United States of America     The Peoples National Bank
   of Lawrenceville                                                  of Lawrenceville
   (Lawrenceville, Illinois)

First State Bank of                     Kentucky                     First State Bank
   Greenville Kentucky
   (Greenville, Kentucky)

Morganfield National Bank               United States of America     Morganfield National Bank
   (Morganfield, Kentucky)

The First National Bank of              United States of America     First National Bank
   Harrisburg
   (Harrisburg, Illinois)

Security Bank & Trust Co.               Illinois                     Security Bank & Trust Co.
   (Mt. Carmel, Illinois)

Farmers Bank & Trust Company            Kentucky                     Farmers Bank & Trust
   (Henderson, Kentucky)                                             Company

United Southwest Bank                   Indiana                      United Southwest Bank
   (Washington, Indiana)

Palmer-American National Bank           United States of America     Palmer-American National
   (Danville, Illinois)                                              Bank

Old National Realty Company, Inc.       Indiana                      Old National Realty
   (Evansville, Indiana)                                             Company, Inc.

Indiana Old National Insurance          Arizona                      IONIC
  Company
   (Evansville, Indiana)

Old National Service Corporation        Indiana                      Old National Service
   (Evansville, Indiana)                                             Corporation



                                       Jurisdiction of             Business Name
Name of Subsidiary                      Incorporation              of Subsidiary
-----------------------             ----------------------        --------------------
Dubois County Bank                      Indiana                    Dubois County Bank
   (Jasper, Indiana)

Bank of Western Indiana                 Indiana                    Bank of Western Indiana
   (Covington, Indiana)

Orange County Bank                      Indiana                    Orange County Bank
   (Paoli, Indiana)

First National Bank                     United States of America   First National Bank
   (Oblong, Illinois)

Citizens National Bank                  United States of America   Citizens National Bank
   (Tell City, Indiana)

Workingmens/ONB Bank                    United States of America   Workingmens/ONB Bank
   (Bloomington, Indiana)

City National Bank                      United States of America   City National Bank
   (Fulton, Kentucky)

The National Bank of Carmi              United States of America   The National Bank of Carmi
   (Carmi, Illinois)

Old National Trust Company              United States of America   Old National Trust Company
     (Evansville, Indiana)

Old National Trust Company              United States of America   Old National Trust Company-
  -Kentucky                                                          Kentucky
   (Morganfield, Kentucky)

Old National Trust Company              United States of America   Old National Trust Company-
  -Illinois                                                          Illinois
   (Mt. Carmel, Illinois)

Consumer Acceptance Corporation         Indiana                    Consumer Acceptance
    (Indianapolis, Indiana)                                          Corporation

